THE NEEDHAM FUNDS, INC.
445 PARK AVENUE
NEW YORK, NEW YORK 10022

SUPPLEMENT DATED OCTOBER 28, 2011
TO THE PROSPECTUS DATED MAY 1, 2011

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective October 28, 2011, the last sentence of the first full paragraph on page 30 is hereby revised to read:

In addition, each Fund will waive the 2.00% short-term redemption fee on shares acquired as a result of reinvested distributions, certain assets under advisory programs that are subject to periodic rebalancing strategies, and other types of accounts on a case-by-case basis in the Adviser’s sole discretion that are approved by the Funds’ Chief Compliance Officer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.